Amounts receivable	3 Months Ended
Nov. 30, 2025
Amounts Receivable
Amounts receivable

4.	Amounts receivable

	November 30, 2025	August 31, 2025
Receivable from precious metal sales	$2,530	$20
Sales tax receivable (1)	9,083	7,246
Other	482	468
Other receivable	12,095	7,734
Less: Long-term portion of Sales tax receivable (1)	(4,359)	(3,916)
Total amounts receivable	$7,736	$3,818

(1)	Sales tax receivables consist of harmonized services tax and value added tax (“VAT”) due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against other taxes due to the Tanzania Revenue Authority ("TRA"). The Company has historically experienced delays in receiving payment or confirmation of offset against other taxes. The Company is in communication with the TRA and there is an expectation for either cash payments or offsetting of VAT receivable against other taxes in the future. VAT which the Company does not expect to recover within the next 12 months has been classified as long- term assets.

The Company held no collateral for any receivables. During the three months ended November 30, 2025, the Company recovered $nil (2024 - $0.9 million) of VAT from the TRA in cash or offsets against other taxes.